AMENDMENT NO. 1
TO THE LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT TO THE LICENSE AND SERVICE AGREEMENT (“Amendment”) is made effective as of October 17, 2018 (the “Amendment Effective Date”) by and between Digital Turbine USA, Inc., (“Company”) and AT&T Mobility LLC, on behalf of itself and its Affiliates (“AT&T”) (each a “Party” and together the “Parties”). This Amendment is governed by the terms of that certain License and Service Agreement by and between the Parties, dated as of November 2, 2015 (the “Agreement”), which by this reference is made a part hereof. Capitalized terms used, but not otherwise defined, herein shall have the meanings attributed to them in the Agreement.
WHEREAS, Company and AT&T entered into the Agreement; and
WHEREAS, Company and AT&T desire to extend the Term of the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of and for the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby accepted and acknowledged, the Parties mutually agree as follows:

1.
Extended Term. Parties agree to extend the Term of the Agreement for an additional period of two (2) years ending on October 16, 2020 (the “Extended Term”), thereafter the Agreement shall renew as stipulated in Section 11.1 of the Agreement.

2.
Amendment of Business Terms. Parties agree to work together in good faith to amend the Business Terms specified in Exhibit C of the Agreement, such that AT&T will pay Company a onetime license fee per Activated Client in consideration for utilizing current features and functionalities of the Client on Interactive Devices.

3.
Integration; Conflicts. This Amendment and the Agreement set forth the Parties’ entire agreement with respect to the subject matter hereof and thereof. Except as expressly modified by this Amendment, each and every term and condition set forth in the Agreement, and each Party’s rights and obligations thereunder, shall remain in full force and effect. In the event of a conflict between any term or condition set forth in herein and the Agreement, the terms and conditions of this Amendment shall govern and prevail.

4.
Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered (including without limitation via facsimile or .pdf transmission) will be deemed an original and all of which together shall constitute one and the same instrument and will be binding upon the Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

DIGITAL TURBINE USA, INC.                AT&T MOBILITY LLC

By:____________________________                By:______________________________

Name:____________________________            Name:____________________________

Title:____________________________                Title:____________________________

Date: ____________________________            Date: ____________________________

(Signature Page to Amendment No. 1 to the License and Service Agreement.